THE NOTTINGHAM INVESTMENT TRUST II

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                       EARNEST PARTNERS FIXED INCOME TRUST

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                                   SUPPLEMENT
                               Dated June 22, 2004


This Supplement to the Statement of Additional Information ("SAI") dated July 29, 2003 and previously supplemented on September 18, 2003 for the EARNEST Partners Fixed Income Trust ("Fund"), a series of The Nottingham Investment Trust II, updates the SAI to revise the information as described below. For further information, please contact the Fund toll-free at 1-800-525-3863. You may also obtain additional copies of the Fund's Prospectus and SAI, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803, or by calling the Fund toll-free at the number above.



o The following paragraphs in the "Management and Other Service Providers" section which begins on page 11 of the SAI have been replaced as follow:

Administrator. The Trust has entered into an Amended and Restated Fund Accounting and Compliance Administration Agreement with The Nottingham Management Company d/b/a The Nottingham Company ("Administrator"), a North Carolina corporation whose address is 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069, pursuant to which the Administrator receives a general administration fee at the annual rate of 0.125% of the average daily net assets of the Fund with a minimum general administration fee of $2,000 per month. In addition, the Administrator receives a base monthly fund accounting fee of $2,250 with an additional fee of $750 for each Class of Shares beyond the initial Class of Shares of the Fund plus an asset-based fund accounting fee at the annual rate of 0.01% of the average daily net assets of the Fund for fund accounting and recordkeeping services for the Fund. The Administrator will also receive the following to procure and pay the custodian for the Fund: 0.02% on the first $100 million of each Fund's net assets and 0.009% on all assets over $100 million plus transaction fees with a minimum annual fee of $4,800. The Administrator also charges the Trust for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses.

Custodian. Wachovia Bank, N.A., successor by merger to First Union National Bank ("Custodian"), serves as custodian for the Fund's assets. The Custodian's mailing address is 123 South Broad Street, Philadelphia, Pennsylvania 19109. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from the Fund a fee based on the average net assets of the Fund held by the Custodian plus additional out of pocket and transaction expenses incurred by the Fund.



          Investors Should Retain This Supplement for Future Reference
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